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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : October 1, 2003

                          MERRILL LYNCH DEPOSITOR, INC.

                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES FAR-1)
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-68854-09                 13-3891329
    (State or other              (Commission                 (I. R. S. Employer
    jurisdiction  of               File Number)              Identification No.)
     incorporation)

 WORLD FINANCIAL CENTER,                                            10080
   NEW YORK,  NEW YORK                                           (Zip Code)
  (Address of principal
   executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable
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ITEM 5.     OTHER EVENTS

            99.1 Distribution to holders of the PREFERREDPLUS Trust Series FAR-1 on October 1, 2003.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of business acquired.

                  Not applicable

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  99.1 Trustee's report in respect of the October 1, 2003 distribution to holders of the PREFERREDPLUS Trust Series FAR-1

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable

                                                    SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          MERRILL LYNCH DEPOSITOR, INC.

            Date:  10/1/03                By:         /s/ Barry N. Finkelstein
                                                      Name: Barry N. Finkelstein
                                                      Title:      President
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                                  EXHIBIT INDEX

            99.1 Trustee's report in respect of the October 1, 2003 distribution to holders of the PREFERREDPLUS Trust Series FAR-1.